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                                                                   EXHIBIT 23.3

  We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Nitinol Medical Technologies, Inc. for the registration of shares of its Common Stock.

                                          Sixbey, Friedman, Leedman & Ferguson

McLean, Virginia